UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 11, 2014

Alaska Pacific Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Alaska	0-26003	92-0167101
State or other jurisdiction of Incorporation	Commission File Number	(I.R.S. Employer Identification No.)

2094 Jordan Avenue, Juneau, Alaska		99801
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number (including area code) (907) 789-4844

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[X]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07  Submission of Matters to a Vote of Security Holders

On March 11, 2014, Alaska Pacific Bancshares, Inc. (“Company”) held a Special Meeting of Shareholders (“Special Meeting”) to vote upon the following matters:  (1) the approval of the Agreement and Plan of Merger, dated as of October 21, 2013 (the “Merger Agreement”), by and between Northrim BanCorp, Inc. (“Northrim”), Northrim Merger Sub, Inc. (the “Merger Sub”), Northrim Bank, the Company and Alaska Pacific Bank pursuant to which the Company will merge (the “Merger”) with the Merger Sub (the “Merger Proposal”); (2) the approval, on an advisory (nonbinding) basis, of the compensation of certain executive officers of the Company in connection with the Merger (the “Compensation Proposal”); and (3) a proposal to adjourn the special meeting, if necessary or appropriate, to solicit additional proxies in favor of the Merger Proposal (the “Adjournment Proposal”).

There were a total of 654,486 shares of the Company’s common stock outstanding and entitled to vote at the Special Meeting and 459,952 shares of common stock were represented in person or by proxy, therefore a quorum was present. The approval of the Merger Proposal required the affirmative vote of the holders of two-thirds of the outstanding shares of the Company’s common stock entitled to vote at the Special Meeting.  The approval of each of the Compensation Proposal and the Adjournment Proposal required the affirmative vote of the holders of a majority of the shares of the Company common stock represented in person or by proxy at the Special Meeting and entitled to vote on such proposal.

At the meeting, the Company’s shareholders approved the Merger Proposal, the Compensation Proposal and the Adjournment Proposal.  Although the Adjournment Proposal was approved, the meeting was not adjourned as the Merger Proposal received the required vote for approval by shareholders.

Additional detail on each of the proposals voted on by the shareholders is available in the Company’s and Northrim’s proxy statement/prospectus, which was filed by Northrim with the Securities and Exchange Commission on January 31, 2014.

The final results of the voting on each of the matters submitted to a vote of shareholders during the special meeting are as follows:

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	No. of votes	No. of votes	No. of votes	No. of votes

1. The Merger Proposal	452,417	1,955	5,580	--

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	No. of votes	No. of votes	No. of votes	No. of votes

2. The Compensation Proposal	370,946	63,442	25,564	--

	Votes For	Votes Against	Abstentions	Broker Non-Votes
	No. of votes	No. of votes	No. of votes	No. of votes

3. The Adjournment Proposal	448,743	2,656	8,553	--

Completion of the Merger remains subject to regulatory approval and the satisfaction of the remaining closing conditions contained in the Merger Agreement.

Item 9.01  Financial Statements and Exhibits

(d)       Exhibits

    The following exhibit is being furnished herewith and this list shall constitute the exhibit index:

    99.1           Press Release of Alaska Pacific Bancshares, Inc. dated March 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALASKA PACIFIC BANCSHARES, INC.

DATE: March 13, 2014	By: /s/Craig E. Dahl
Craig E. Dahl
President and Chief Executive Officer